UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 18, 2005

MSW Energy Holdings LLC
MSW Energy Finance Co., Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	0001261679	14-1873119
Delaware	0001261680	20-0047886
(State or other	Commission File Number	(I.R.S. Employer
jurisdiction of		Identification No.)
incorporation or
organization)

c/o Danielson Holding Corporation 40 Lane Road
Fairfield, New Jersey	07004
(Address of principal executive offices)	(Zip Code)

(973) 882-9000
Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Change in Registrant’s Certifying Accountant.

(a)	On July 18, 2005, MSW Energy Holdings LLC (“MSW”) and MSW Energy Finance Co., Inc. (“MSW Finance”) dismissed PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm, for each of MSW and MSW Finance effective immediately. The audit committee of Danielson Holding Corporation, which serves as the audit committee for each of MSW and MSW Energy Finance Co., Inc., approved the dismissal of PwC.

The reports of PwC on the financial statements of MSW and MSW Finance as of and for the year ended December 31, 2004 and as of December 31, 2003 and the period from June 30, 2003 (inception) through December 31, 2003 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the year ended December 31, 2004 and the period from June 30, 2003 (inception) through December 31, 2003, and through July 18, 2005, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PwC would have caused PwC to make reference thereto in PwC’s reports on the financial statements of MSW and MSW Finance for such periods.

During the year ended December 31, 2004 and the period from June 30, 2003 (inception) through December 31, 2003, and through July 18, 2005, there were no reportable events related to either of MSW or MSW Finance (as defined in Item 304(a)(1)(v)) of Regulation S-K).

MSW and MSW Finance each have requested that PwC furnish MSW and MSW Finance with a letter addressed to the U.S. Securities and Exchange Commission stating whether or not PwC agrees with the above statements. Upon receipt of the letter, MSW and MSW Finance will amend this report to file the letter as an exhibit.

(b)	MSW and MSW Finance engaged Ernst & Young LLP as their new independent registered public accounting firm as of July 18, 2005. During the year ended December 31, 2004 and the period from June 30, 2003 (inception) through December 31, 2003, and through July 18, 2005, MSW Energy and MSW Finance have not consulted with Ernst & Young LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on their financial statements, and neither a written report was provided to MSW and MSW Finance or oral advice was provided that Ernst & Young LLP concluded was an important factor considered by MSW and MSW Finance in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was neither the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 22, 2005

MSW ENERGY HOLDINGS LLC (Registrant)
/s/ Anthony J. Orlando
By:	Anthony J. Orlando
Title: President and Chief Executive Officer

MSW ENERGY FINANCE CO., INC. (Registrant)
/s/ Anthony J. Orlando
By:	Anthony J. Orlando
Title: President and Chief Executive Officer